Exhibit 10.31.1
EXECUTION COPY
FIRST AMENDMENT AGREEMENT
          FIRST AMENDMENT AGREEMENT (this “Amendment”), dated as of July 20, 2007 (the “Amendment”), to the Credit Agreement (“Credit Agreement”) entered into as of February 6, 2007, among NEUSTAR, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested an amendment to the Credit Agreement; and
     WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:
          1. Defined terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendment to Section 7.02(g). Section 7.02(g) of the Credit Agreement is hereby amended by (i) deleting the figure “$5,000,000” and inserting in lieu thereof the figure “$20,000,000” and (ii) deleting the figure “$20,000,000” and inserting in lieu thereof the figure “$50,000,000”.
          3. Amendment to Section 7.03(e). Section 7.03(e) of the Credit Agreement is hereby amended by deleting the figure “$25,000,000” and inserting in lieu thereof the figure “$40,000,000”.
          4. Amendment to Section 7.03(l). Section 7.03(1) of the Credit Agreement is hereby amended by deleting the figure “$5,000,000” and inserting in lieu thereof the figure “$[20,000,000]”.
          5. Amendment to Section 7.03(m). Section 7.03 (m) of the Credit Agreement is hereby amended by deleting the figure “$10,000,000” and inserting in lieu thereof the figure “$20,000,000”.
          6. Amendment to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by (i) deleting the figure “$30,000,000” and inserting in lieu thereof the figure “$50,000,000”; and (ii) deleting the figure “$10,000,000” and inserting in lieu thereof the figure “$20,000,000”.
          7. Conditions of Amendment.
          The effectiveness of this Amendment (the “First Amendment Effective Date”) shall be subject to the satisfaction of each of the following terms and conditions and shall not be effective unless and until each of the following terms and conditions shall have been satisfied to the satisfaction of the Administrative Agent and each of the Lenders:

          (a) Receipt by the Administrative Agent of (i) this Amendment duly executed by each party hereto and an (ii) Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, duly executed by each party thereto.
          (b) The Borrower shall pay all accrued and unpaid fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable out of pocket legal fees of counsel to, and expenses of, the Administrative Agent.
          8. Representations and Warranties.
          To induce the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment to the Credit Agreement, as if made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b): respectively, of Section 6.01.
          9. Miscellaneous.
          (a) The amendments set forth in this Amendment are limited precisely as written and shall not be deemed to (i) be a consent to or a waiver of any other term or condition of the Credit Agreement or any other Loan Document or (ii) prejudice any right or rights which any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

          (d) This Amendment shall be binding upon and inure to the benefit of the each Borrower and their respective successors and to the benefit of, the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of each Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Administrative Agent and the Lenders, and any purported assignment or delegation without such consent shall be void. This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.
          (e) The Borrower agrees to pay the Administrative Agent upon demand all reasonable expenses, including reasonable out of pocket fees of attorneys and paralegals to the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

NEUSTAR, INC., as Borrower
By:	/s/ Jeffrey A. Babka
	Name:	Jeffrey A. Babka
	Title:	SVP & CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Leader and L/C Issuer
By:	/s/ TINA L. RUYTER
	Name:	TINA L. RUYTER
	Title:	VICE PRESIDENT

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Signature page to the First Amendment dated as of the day and year first above written to the NEUSTAR, INC. Credit Agreement
DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Vice President

By:	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Director

Signature page to the First Amendment dated as of the day and year first above written to the NEUSTAR, INC. Credit Agreement
CREDIT SUISSE, NEW YORK BRANCH
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

Signature page to the First Amendment dated as of the day and year first above written to the NEUSTAR, INC. Credit Agreement
SUN TRUST BANK
By:	/s/ PAUL DEERIN
	Name:	PAUL DEERIN
	Title:	VICE PRESIDENT

ACKNOWLEDGMENT AND CONFIRMATION
          1. Reference is made to the First Amendment, dated as of July 20, 2007 (the “First Amendment”), to the Credit Agreement (“Credit Agreement”) entered into as of February 6, 2007, among Neustar, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.
          2. Each of the parties hereto hereby (a) consents to the transactions contemplated by the First Amendment and (b) agrees that such party’s obligations under the Guaranty shall remain in full force and effect after giving effect to the First Amendment.
          3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK
          4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
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NEULEVEL, INC.
By:	/s/ Jeffrey A. Babka
	Name:	Jeffrey A. Babka
	Title:	SVP & CFO

ULTRADNS CORPORATION
By:	/s/ Jeffrey A. Babka
	Name:	Jeffrey A. Babka
	Title:	SVP & CFO

NEUSTAR NGM SERVICES, INC.
By:
Name:
Title:

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NEULEVEL, INC.
By:
Name:
Title:

ULTRADNS CORPORATION
By:
Name:
Title:

NEUSTAR NGM SERVICES, INC.
By:	/s/ C. H. WHIFFIN
	Name:	C. H. WHIFFIN
	Title:	C.F.O.